Long-Term Deposit	6 Months Ended
Sep. 30, 2023
Long-Term Deposit [Abstract]
LONG-TERM DEPOSIT

NOTE 8 – LONG-TERM DEPOSIT

Long-term deposit consisted of cash deposit of RMB 60 million the Company paid to one entity which the Company is seeking to acquire certain percentage of ownership (“Target Company”). The deposit was used as the acquisition deposit required by the Target Company in order to execute their respective acquisition memorandum which details the acquisition and valuation methods but is not legally binding. The fund pledged to the Target Company has no definite term, however the Company anticipates the detailed acquisition proposals will be presented to the Board of Directors and shareholders of the Company for voting within one year. In the case that the acquisition was approved by both parties, the deposit would be used as initial payment and offset the total cash consideration of the deal. If the acquisition failed to be approved, the Target Company is obligated to return the deposit to the Company. As of September 30, 2023, the acquisition was not approved or disapproved as the acquisition was still in the process of undergoing legal and financial due diligence. The Company evaluated the recoverability of this acquisition deposit and determined to write off the balance in full.